UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2005

(Date of earliest event reported)

HARBOR GLOBAL COMPANY LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-30889	52-2256071
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Fanueil Hall Marketplace, Boston, MA	02109-1820
(Address of principal executive offices)	(Zip Code)

(617) 878-1600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A sets forth the complete text of Item 4.02(a) of the Current Report on Form 8-K filed by Harbor Global Company Ltd. (the “Company”) on July 21, 2005, as amended and restated to caution investors not to rely on the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 due to the restatement of such financial statements discussed in Item 4.02(a) below and to provide additional disclosure regarding the restatement of the Company’s consolidated financial statements for the years ended December 2004, 2003 and 2002.

Section 4 – Matters Relating to Accountants and Financial Statements

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 15, 2005, Harbor Global Company Ltd. (the “Company”) and the audit committee of the Board of Directors (the “Audit Committee”) determined that it will restate its consolidated financial statements for the years ended December 31, 2004, 2003 and 2002 to include, in Note 3 to such financial statements, the following previously omitted lease-related disclosure required by paragraph 23 of Statement of Financial Accounting Standards No. 13 “Accounting for Leases” (“SFAS 13”):

-	The amount of contingent rentals included within the income statements forming a part of the Company’s consolidated financial statements included as part of the Form 10-K;

-	A description of leasing arrangements pertaining to the operation of the Meridian Commercial Tower; and

-	Minimum future rentals on noncancellable leases.

The Company determined to include this information in the notes to its consolidated financial statements because rental income from the Meridian Commercial Tower, a commercial office building in Moscow, Russia, is a significant source of the Company’s revenues.

In preparing the Company’s restated consolidated financial statements described above, the Company identified errors in the classification of securities held to maturity, trading securities and restricted cash as presented in the Company’s consolidated statements of cash flows for the years ended December 31, 2004, 2003 and 2002, and related interim periods within those years, and the fiscal quarter ended March 31, 2005. Accordingly, on August 15, 2005, the Company and its Audit Committee determined that the Company’s Consolidated Statement of Cash Flows for the years ended December 31, 2004, 2003, and 2002, and fiscal quarter ended March 31, 2005, should be restated to properly reflect purchases of and proceeds from the sale of securities held to maturity in “Cash Flows from Investing Activities” rather than “Cash Flows from Operating Activities” and purchases of and proceeds from the sale of trading securities in “Cash Flows from Operating Activities” rather than “Cash Flows from Investing Activities” pursuant to Statement of Financial Accounting Standards No. 115 “Accounting for Certain Investments in Debt and Equity Securities.” The Company also determined at this time that the classification of the line item entitled “Reclassified Restricted Cash” will also be revised to properly reflect changes therein as “Cash Flows from Investing Activities” rather than “Cash Flows from Financing Activities.”

Due to the errors described above, investors should no longer rely upon the Company’s previously issued consolidated financial statements for the years ended December 31, 2004, 2003 and 2002, and related interim periods within those years, or the Company’s previously issued consolidated financial statements for the fiscal quarter ended March 31, 2005.

The Company’s decision to restate the financial statements referred to above was discussed with, and approved by, the Audit Committee. In addition, the Company’s Chief Financial Officer and the Audit Committee discussed the decision to restate the financial statements referred to above with the Company’s independent registered public accounting firm. The Company intends to finalize the restated consolidated financial statements for the fiscal years ended December 31, 2004, 2003 and 2002, and the fiscal quarter ended March 31, 2005, as soon as practicable and file such restated consolidated financial statements on Amendment No. 1 to Form 10-K/A and Amendment No. 1 to Form 10-Q/A, respectively.

The Company expects that the restatement of the consolidated statements of cash flows described above will have no effect on the overall net cash and cash equivalent position of the Company previously reported for the years ended December 31, 2004, 2003 and 2002, or fiscal quarter ended March 31, 2005.

A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The Company’s management has concluded that, as of December 31, 2004 and March 31, 2005, and the fiscal years and quarterly periods ended prior to such dates, the Company did not maintain effective controls over the (i) identification and determination of required lease-related disclosures in accordance with accounting principles generally accepted in the United States and (ii) determination and verification of the reporting of trading securities and securities held to maturity in the statements of cash flows to ensure such disclosure was accurate and in conformity with accounting principles generally accepted in the United States. These deficiencies in internal control over financial reporting resulted in the errors described above relating to the Company’s consolidated financial statements for the years ended December 31, 2004, 2003 and 2002, and related interim periods within those years, and the fiscal quarter ended March 31, 2005. In addition, the control deficiency identified in subsection (ii) above resulted in audit adjustments to the Company’s consolidated financial statements for the quarter ended June 30, 2005. Until the Company remediates the deficiencies, the deficiencies could result in omitted lease disclosures of a material nature or the improper reporting of trading securities and securities held to maturity transactions that would result in a material misstatement of the annual or interim financial statements that would not be prevented or detected. Accordingly, management has concluded that each of the control deficiencies described above constitutes a material weakness.

Because the material weaknesses in the Company’s internal control over financial reporting have been identified and existed as of December 31, 2004 and March 31, 2005, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that, as of December 31, 2004 and March 31, 2005, and fiscal years and quarterly periods ended prior to such dates, the Company’s disclosure controls and procedures were not effective.

In response to the identified material weaknesses in internal control over financial reporting, the Company is reviewing its disclosure controls and procedures relating to lease-related accounting disclosures and the proper classification of certain securities held by the Company and its subsidiaries, implementing additional training of the Company’s accounting staff regarding lease accounting and disclosure and the proper classification of certain securities and modifying certain disclosure and internal controls that management believes will improve the Company’s ability to process and report complete and correct financial information required by applicable rules and regulations. The Company’s management believes that these additional efforts, together with pre-existing disclosure controls and procedures and other internal controls, will remediate this identified material weakness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2005

HARBOR GLOBAL COMPANY LTD.

By /s/ Donald H. Hunter

        Donald H. Hunter

        Chief Operating Officer and Chief Financial Officer

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